UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2014

VBI VACCINES INC.

(Exact name of registrant as specified in charter)

Delaware	000-18188	93-0589534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 3rd Street, Suite 2241

Cambridge, Massachusetts 02142

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (617) 830-3031

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2014, VBI Vaccines Inc. (f/k/a Paulson Capital (Delaware) Corp.), a Delaware corporation (the “Registrant”), completed the merger and other transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 8, 2014 (the “Merger Agreement”), by and among the Registrant, Variation Biotechnologies (US), Inc., a Delaware corporation, and VBI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant.

Pursuant to the terms of the Merger Agreement, the Registrant entered into leak-out agreements (the “Original Leak-Outs”) with certain investors of the Registrant (the “July 2013 Investors”), whereby each July 2013 Investor agreed to certain sale and transfer restrictions with respect to the Registrant's securities acquired by the July 2013 Investors from the Registrant in connection with the Registrant’s July 2013 private placement (the “July 2013 Securities”). The Original Leak-Outs are attached as exhibits to and described further in the Form 8-K filed by the Registrant on May 14, 2014.

On or about September 22, 2014, the July 2013 Investors transferred all of the July 2013 Securities to Bio Vaccines LP, a limited partnership of which the July 2013 Investors are members (“Bio Vaccines”), for the purpose of combining all of the July 2013 Securities under a single leak-out agreement.

Accordingly, on September 22, 2014, the Registrant and Bio Vaccines entered into a leak-out agreement having the same duration as the Original Leak-Outs and covering all of the July 2013 Securities (the “First Amended and Restated Leak-Out”). The First Amended and Restated Leak-Out is attached as an exhibit to and described further in the Form 8-K filed by the Registrant on September 23, 2014.

On December 15, 2014, the Registrant and Bio Vaccines entered into a second amended and restated leak-out agreement having the same duration as the First Amended and Restated Leak-Out and covering all of the July 2013 Securities (the “Second Amended and Restated Leak-Out”). The purpose and effect of the Second Amended and Restated Leak-Out is to remove all volume limitations with respect to market sales of the July 2013 Securities, provided that all such market sales are at a minimum price of $2.30 per share . As with the First Amended and Restated Leak-Out, the Second Amended and Restated Leak-Out excludes all private block trades of 100,000 or more shares from the restrictions of such agreement. The foregoing price and share amounts are subject to adjustment for any forward or reverse stock splits or other recapitalization events.

The foregoing description of the Second Amended and Restated Leak-Out does not purport to be complete, and is qualified in its entirety by reference to the full text of the Second Amended and Restated Leak-Out, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Leak-Out Agreement with Bio Vaccines LP*

__________________

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI VACCINES, INC.

Date: December 15, 2014	By:	/s/ Jeff Baxter
Jeff Baxter Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated Leak-Out Agreement with Bio Vaccines LP*

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*Filed herewith